                                                                     EXHIBIT 4.1


       --------                                           --------
        NUMBER                                             SHARES

       CC
       --------                                           --------

     COMMON STOCK                            CUSIP 161697 10 7

PAR VALUE $.01 PER SHARE                     SEE REVERSE FOR CERTAIN DEFINITIONS

                          CHASTAIN CAPITAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


THIS IS TO CERTIFY THAT




is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Chastain Capital Corporation transferable on the books of said Corporation in person or by Attorney on the surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the seal of said Corporation and the signatures of its duly authorized Officers.


Dated:


Countersigned and Registered:  First Union Shareholder Services

-------------------------------------------------
                                   Transfer Agent
                                    and Registrar

By
  -----------------------------------------------
                             Authorized Signature


                                     [SEAL]

/s/
-------------------------------------------------
                                        Secretary

/s/
-------------------------------------------------
                          Chief Executive Officer


             -----------------------------------------------------
                           AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480
             -----------------------------------------------------
                        SALES:   A. HOBBS:  404-525-1455
             -----------------------------------------------------
                      /NET/BANKNOTE/HOME51/CHASTAIN54892/c
             -----------------------------------------------------



             -----------------------------------------------------
             PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
                           PROOF OF JANUARY 26, 1998
                                    CHASTAIN
                                    H54892fc
             -----------------------------------------------------
                       OPERATOR:                      hj
             -----------------------------------------------------
                                      new
             -----------------------------------------------------

                          CHASTAIN CAPITAL CORPORATION

The shares of Common Stock represented by this certificate are subject to certain restrictions on transferability and ownership in order to comply with provisions of the U.S. Internal Revenue Code of 1986, as amended, relating to real estate investment trust. The terms and conditions of these restrictions are set forth in the Articles of Incorporation of the Corporation, a copy of which will be furnished without charge to the registered holder of this certificate upon request to the Secretary of the Corporation at its principal office or to the Transfer Agent.

The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the rights, preferences, and limitations between the shares of each series of preferred stock so far as the same have been fixed and determined. The Board of Directors of the Corporation has been expressly authorized and empowered to fix and determine, in the manner, and to the extent, provided by law and not provided in the Articles of Incorporation of the Corporation the rights, preferences and limitations of the shares of any series of preferred stock hereafter established, including, without limitation, rights as to redemption, dividend preference, liquidation preference, conversion, voting rights and accumulation of dividends.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common              UNIF GIFT MIN ACT ______ Custodian _______
         TEN ENT  - as tenants by the entireties                        (Cust)           (Minor)
         JT TEN   - as joint tenants with right of                      under Uniform Gifts to Minors
                    survivorship and not as tenants                     Act ________________________
                    in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For value recieved, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------


                                    --------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANCE WHATEVER.

          SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



             -----------------------------------------------------
                           AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480
             -----------------------------------------------------
                        SALES:   A. HOBBS:  404-525-1455
             -----------------------------------------------------
                      /NET/BANKNOTE/HOME51/CHASTAIN54892/c
             -----------------------------------------------------



             -----------------------------------------------------
             PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
                           PROOF OF JANUARY 26, 1998
                                    CHASTAIN
                                    H54892BK
             -----------------------------------------------------
                       OPERATOR:                      hj
             -----------------------------------------------------
                                      new
             -----------------------------------------------------